Property, plant and equipment	6 Months Ended
Jun. 30, 2024
Property, plant and equipment [abstract]
Property, plant and equipment	Property, plant and equipment
During the six months ended June 30, 2024, the Group acquired assets at a cost of £2,237,000, of which £242,000 were additions to leasehold improvement and £1,836,000 were additions to plant and equipment, primarily laboratory equipment. The depreciation charge for the period was £4,989,000.

During the six months ended June 30, 2024, £430,000 was transferred from assets under construction to leasehold improvements which constituted costs relating to the fit-out of premises leased by the Group. An additional £3,054,000 was transferred from assets under construction to plant and equipment for assets now installed, primarily at our premises in Milton Park.

Disposals of property plant and equipment with a total cost and net book value of £968,000 and £26,000 respectively were made during the six months ended June 30, 2024.

On May 21, 2024, the Company announced cost saving and efficiency measures targeting some areas of target identification, precision medicine, experimentation, engineering and infrastructure. Following these measures the Company has performed an impairment review to identify property, plant and equipment which, as at June 30, 2024, have a carrying value in excess of their recoverable amounts. As a result of this review the Company has recognised an impairment charge of £795,000 in relation to plant and equipment and £1,200,000 in relation to leasehold improvements during the three months ended June 30, 2024.